MOODY NATIONAL REIT I, INC. 8-K
EXHIBIT 10.8

ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT

THIS ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT (this “Assignment”), is made as of November 7, 2012, by MOODY NATIONAL WOOD-HOU MT, LLC, a Delaware limited liability company (“Lessee”), having an address at 6363 Woodway, Suite 110, Houston, Texas 77057, and MOODY NATIONAL HOSPITALITY MANAGEMENT, LLC, a Texas limited liability company, having an address at 6363 Woodway, Suite 110, Houston, Texas 77057 (“Agent”), and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2006-LDP9, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP9, whose address is c/o Midland Loan Services, 10851 Mastin, Suite 300, Overland Park, Kansas 66210 (including its successors, transferees and assigns, “Lender”).

RECITALS:

A.           Lender is the owner and holder of a loan to Woodlands Terrapin Investors I, LLC, Woodlands Terrapin Investors II, LLC, Woodlands Terrapin Investors III, LLC, 537 Houston, LLC, Maven Houston, LLC, Marc Hotel Houston, LLC, and Miriam Hotel Houston, LLC, each a Texas limited liability company, jointly and severally as tenants in common (collectively, “Original Borrower”) in the original principal amount of $7,500,000.00 (the “Loan”), evidenced by that certain Promissory Note (the “Note) dated as of November 17, 2006 (the “Original Closing Date”), made by Original Borrower for the benefit of ARCS Commercial Mortgage Co., L.P., a California limited partnership (“Original Lender”).  The Note is secured, in part, by that certain Deed of Trust and Security Agreement dated as of the Original Closing Date (the “Mortgage”), encumbering Original Borrower’s interest in and to certain real property more particularly described therein (the “Property”) (the Note, the Mortgage and the other documents and instruments executed and/or delivered in connection with the Loan are collectively referred to as the “Original Loan Documents”);

B.           Lender has agreed to consent to a transfer of the Property from Original Borrower to Moody National Wood-Hou Holding, LLC, a Delaware limited liability company (the “Borrower”), the assumption of the Loan by Borrower, the transfer of certain personal property related to the operation of the Property and Borrower’s lease of the Property to the Lessee (collectively, the “Transfer”) under the terms of certain consent documents, instruments and agreements, including but not limited to, that certain Consent, Modification and Assumption Agreement with Release dated the date hereof by and among Lender, Original Borrower, Borrower, and others (collectively, the “Assumption Documents”).  As used herein, the term “Loan Documents” shall mean the Original Loan Documents, the Assumption Documents and any other documents, instruments and agreements given by Borrower, Original Borrower or others and accepted by Lender or Original Lender for the purposes of the Transfer or of evidencing, securing, or guaranteeing the Loan;

C.           Borrower has entered into that certain operating lease agreement with Lessee wherein Lessee is granted certain authority to operate the Property;

D.           Pursuant to a certain [Management Agreement] between Lessee and Agent (the “Management Agreement”), Lessee employed Agent exclusively to rent, lease, operate and manage the Property; and

E.           Lender requires as a condition to consenting to the Transfer, that Lessee assign the Management Agreement as set forth below and Lessee and Agent agree to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the above and the mutual promises contained in this Assignment, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.           Assignment of Management Agreement. As additional security for the Loan, Lessee hereby conditionally transfers, sets over and assigns to Lender all of Lessee’s right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender’s option, in the event of an Event of Default by Borrower under the Loan Documents.

2.           Termination. At such time as the Loan is paid in full and the Mortgage is released of record, this Assignment and all of Lender’s right, title and interest hereunder with respect to the Management Agreement shall terminate.

3.           Lessee’s Covenants. Lessee hereby covenants with Lender that during the term of this Assignment: (a) Lessee shall not transfer the responsibility for the management of the Property from Agent to any other person or entity without the prior written consent of Lender, which consent may be withheld by Lender in Lender’s sole discretion; (b) Lessee shall not terminate or amend any of the terms or provisions of the Management Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender’s sole discretion; and (c) Lessee shall, in the manner provided for in this Assignment, give notice to Lender of any notice or information that Lessee receives which indicates that the Agent is terminating the Management Agreement or that the Agent is otherwise discontinuing its management of the Property.

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4.           Agent’s Representations. Agent warrants and represents to Lender as of the date hereof that: (a) a true, correct and complete copy of the Management Agreement is attached hereto as Exhibit A, that the Management Agreement has not been modified or amended, that the entire agreement between Agent and Lessee is evidenced by the Management Agreement; (b) Agent has agreed to act as manager of the Property pursuant to the Management Agreement, (c) the entire agreement between Agent and Lessee for the management of the Property is evidenced by the Management Agreement, (d) the Management Agreement constitutes the valid and binding agreement of Agent, enforceable in accordance with its terms, and Agent has full authority under all state and local laws and regulations, to perform all of its obligations under the Management Agreement, (e) Lessee is not in default in the performance of any of its obligations under the Management Agreement and all payments and fees required to be paid by Lessee to Agent thereunder have been paid to the date hereof, (f) it has reviewed the Operations and Maintenance Agreement (the “O&M Agreement”) dated as of the Original Closing Date, if any, and agrees to comply with all of the terms and conditions thereof, and further, agrees that, in the event that Borrower is required to maintain an operations and maintenance program for the management of asbestos, lead-based paint, radon or any other Hazardous Substances (as defined in the Mortgage) at the Property, then the Agent shall review same and comply with all of the terms and conditions thereof, (g) Agent has adequate leasing .and operational authority to effectively manage and lease the Property on behalf of Lessee, and (h) Agent acknowledges and agrees that Lender is a third party beneficiary under the Management Agreement.

5.           Agreement by Lessee and Agent. Lessee and Agent hereby agree that in the event of an Event of Default by Borrower under any of the Loan Documents during the term of this Assignment or in the event of a default by Agent (beyond any applicable grace period) under the Management Agreement, at the option of Lender exercised by written notice to Lessee and Agent: (a) all rents, security deposits, issues, proceeds and profits of the Property collected by Agent, after payment of all costs and expenses of operating the Property (including, without limitation, operating expenses, real estate taxes, insurance premiums, repairs and maintenance and the fees and commissions payable under the Management Agreement), shall be applied in accordance with Lender’s written directions to Agent; (b) Lender may exercise its rights under this Assignment and may immediately terminate the Management Agreement and, subject to the terms of the Franchise Agreement, require Agent to transfer its responsibility for the management of the Property to a management company selected by Lender in Lender’s sole and absolute discretion; and (c) Agent shall, if requested by Lender, continue performance, on behalf of Lender of all of Agent’s obligations under the terms of the Management Agreement with respect to the Property, provided Lender sends to Agent the notice set forth in Paragraph 12 hereof and performs or causes to be performed the obligations of Lessee to Agent under the Management Agreement accruing or arising from and after, and with respect to the period commencing upon, the effective date of such notice.

6.           Subordination of Management Agreement and Fees. The Management Agreement does not create an interest in real property or constitute a covenant running with the Property, Lessee and Agent hereby agree that the Management Agreement and any and all liens, rights (including the right to receive management fees) and interests (whether choate or inchoate) owed, claimed or held by Agent in and to the Property and the rent and revenue generated therefrom, are and shall be in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Lender, its successors and assigns, and securing the repayment of the Note including, without limitation, those created under the Mortgage covering, among other things, the Property, and filed or to be filed of record in the public records maintained for the recording of mortgages in the jurisdiction where the Property is located, and all renewals, extensions, increases, supplements, amendments, modifications and replacements thereof.

7.           Consent and Agreement by Agent. Agent hereby acknowledges and consents to this Assignment and agrees that Agent will act in conformity with the provisions of this Assignment and Lender’s rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Agent in accordance with the provisions hereof, Agent shall, and hereby agrees to, fully cooperate in transferring its responsibility to a new management company and use commercially reasonable efforts to effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Agent hereby agrees (a) not to contest or impede the rightful exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property.

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8.           Lender’s Agreement. So long as no Event of Default exists under any of the Loan Documents, Lender agrees to permit any sums due to Lessee under the Management Agreement to be paid directly to Lessee.

9.           No Joint Venture. Lender has no obligation to Agent with respect to the Mortgage or Loan Documents and Agent shall not be a third party beneficiary with respect to any of Lender’s obligations to Borrower set forth in the Loan Documents. The relationship of Lender to Borrower, is one of a creditor to a debtor, and Lender is not a joint venturer or partner of Borrower.

10.           Lender’s Reliance on Representations.  Agent has executed this Agreement in order to induce Lender to consent to the Transfer and with full knowledge that Lender shall rely upon the representations, warranties and agreements herein contained, and that but for this Assignment and the representations, warranties and agreements herein contained, Lender would not take such actions.

11.           Agent’s Compensation. Agent agrees that, notwithstanding anything to the contrary contained in the Management Agreement, Agent shall not be entitled to receive compensation for its services conducted in connection with the Property in excess of 4% of gross rent collected from the Property.

12.           Notice. All notices given hereunder shall be in writing and shall be either hand delivered or mailed, by registered U.S. mail, Return Receipt Requested, first class postage prepaid, to the parties at their respective addresses below or at such other address for any party as such party may designate by notice to the other parties hereto:

To Lessee:

Moody National Wood-Hou MT, LLC
6363 Woodway, Suite 110
Houston, Texas  77057
Attention: Brett C. Moody

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To Lender:

U.S. Bank National Association, as Trustee, Successor-in-Interest to Bank of America, NA, as Trustee, Successor by Merger to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9,Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9
c/o Midland Loan Services
10851 Mastin
Suite 300
Overland Park, Kansas
Attention: Asset Management

To Agent:

Moody National Hospitality Management, LLC
6363 Woodway, Suite 110
Houston, Texas 77057
Attention: Brett C. Moody

13.           Binding Nature of Assignment. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

14.           Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State where the Property is located, and applicable federal law.

15.           Duplicate Originals; Counterparts. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall constitute a single instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date set forth in the first paragraph hereof.

LESSEE:

MOODY NATIONAL WOOD-HOU MT, LLC
a Delaware limited liability company

By: /s/ Brett C. Moody___________________
Brett C. Moody,
Authorized Signatory

LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, SUCCESSOR-IN-INTEREST TO BANK OF AMERICA, N.A., AS TRUSTEE, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2006-LDP9, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP9

By: Midland Loan Services, a Division of
PNC Bank, National Association,
its Attorney-in-Fact

By: /s/ Gregory L. McFarland_________
Gregory L. McFarland,
Senior Vice President

AGENT:

MOODY NATIONAL HOSPITALITY MANAGEMENT, LLC,
a Texas limited liability company

By:_____________________________________
Name: __________________________________ Title: ____________________________________

EXHIBIT A
MANAGEMENT AGREEMENT

The Management Agreement follows this cover page.